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Exhibit 99.1

InterMedia Partners to merge its Spanish-language Media Companies Cinelatino,
WAPA America and
WAPA TV with Azteca Acquisition Corporation

New Company Uniquely Positioned to Capitalize on Growing U.S. Hispanic Population and
Media Consumption

Combines Leading Spanish-Language U.S. Cable Movie Network, Broadly Distributed
U.S. Cable Network Serving Puerto Ricans and other Caribbean Hispanics, and
#1-Rated Television Network in Puerto Rico

        NEW YORK—January 23, 2013—InterMedia Partners VII, L.P. ("InterMedia") and Azteca Acquisition Corporation (OTCBB: AZTA; AZTAW; AZTAU) today announced the signing of a definitive agreement under which InterMedia will merge Cine Latino, Inc. ("Cinelatino") and InterMedia Español Holdings, LLC — which includes WAPA America and WAPA TV (together, "WAPA") — with Azteca Acquisition Corporation in a transaction valued at approximately $400 million. InterMedia currently owns Cinelatino with Cinema Aeropuerto, S.A. de C.V., an indirect, wholly-owned subsidiary of Grupo MVS, S.A. de C.V., and James McNamara. The new company will be called Hemisphere Media Group, Inc. ("Hemisphere"), and will be the only publicly traded, pure-play U.S. Hispanic TV/cable networks and content platform, managed by a team of executives with exceptional Hispanic media expertise.

        Hemisphere will be headquartered in Miami, Florida and will include:

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  Cinelatino, the #1 U.S. Spanish-language cable movie network, with approximately 12 million subscribers across the U.S., Latin America and Canada. Cinelatino boasts the largest library of current Spanish-language box office hits and critical favorites;

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  WAPA America, the leading U.S. Spanish-language cable network targeting Puerto Ricans and other Caribbean Hispanics living in the U.S., with over 5 million subscribers; and

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  WAPA TV, the #1 broadcast television network and content producer in Puerto Rico, with state-of-the-art facilities that produce over 60 hours per week of top-rated news and entertainment programming.

        Alan J. Sokol, Senior Partner of InterMedia, who will become CEO of Hemisphere, stated, "The combination of these two companies creates a powerful new presence in Hispanic media. Since InterMedia acquired WAPA and Cinelatino in 2007, we have dramatically increased ratings, revenue and profitability of both companies. Cinelatino has emerged as the leading Spanish-language movie channel and the #2 rated U.S. Hispanic cable network overall. WAPA TV has been the highest-rated television network in Puerto Rico for four consecutive years and WAPA America is the only network focused specifically on Puerto Ricans and other Caribbean Hispanics throughout the States. I look forward to working with our talented management teams to continue to build upon this success as we enter this new chapter."

        Gabriel Brener, CEO of Azteca Acquisition Corporation, stated, "We are thrilled to be merging with and taking public these exciting, highly profitable and complementary companies, which have performed exceptionally under the operational and industry expertise of Alan Sokol and his teams. Hemisphere will meet the growing media demands of Hispanic consumers."

        Peter Kern, Managing Partner of InterMedia, said, "We are delighted to be partnering with Gabriel Brener to combine these premier Spanish-language assets under one roof. With the U.S. Hispanic population and its buying power continuing to grow at exceptional rates, Hemisphere is a unique platform positioned to succeed in the most dynamic market in media and represents the only way for the public to invest in a pure-play Hispanic TV/cable network business."

        Following the completion of the business combination, Mr. Kern will serve as Chairman of Hemisphere Media Group. Mr. Kern has over 20 years of experience investing in, advising and operating a variety of large and small media companies. Mr. Sokol, the former COO of Telemundo, who has over 18 years of experience in the television and motion picture industries as an operator, advisor and investor, will serve as Chief Executive Officer of Hemisphere Media Group. Craig Fischer, who worked closely with Mr. Sokol at InterMedia in overseeing these companies, will serve as Hemisphere Media Group's Chief Financial Officer. Messr. Brener and Sokol will become Directors of the new company.

Summary of Transaction

        Under the terms of the proposed business combination, Azteca, WAPA and Cinelatino will each become indirect wholly-owned subsidiaries of Hemisphere. Pursuant to the Merger Agreement,

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  each share of Azteca common stock will be converted into one share of Hemisphere Class A common stock (which will be entitled to one vote per share);

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  the outstanding membership interests of WAPA and the outstanding common shares of Cinelatino common stock will be converted into an aggregate of 30.0 million shares of Hemisphere Class B common stock (which will be entitled to ten votes per share), valued at approximately $300 million, plus an additional 3.0 million shares of Hemisphere Class B common stock subject to certain forfeiture provisions if the market price of Hemisphere Class A common stock does not reach certain levels, and $5 million in cash;

  •
  250,000 shares of Azteca common stock held by certain Azteca officers will be cancelled and an additional 250,000 shares held by the Azteca sponsor will be subject to forfeiture if the market price of Hemisphere Class A common stock does not reach certain levels; and

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  in exchange for cash consideration, all current holders of Azteca's warrants will be asked to amend their warrants such that there will be approximately 50% less Hemisphere Class A common stock issued upon warrant exercise.

        The Hemisphere Class A common stock and Hemisphere Class B common stock issued in the business combination will have the same rights and obligations, except that Hemisphere Class A common stock will be entitled to one vote per share while the Hemisphere Class B common stock will be entitled to ten votes per share. Assuming no redemptions by Azteca stockholders and no repurchases by Azteca of Azteca common stock from the public stockholders, immediately following the consummation of the business combination, current Azteca stockholders (including Azteca's founders) will own approximately 27% of Hemisphere and the WAPA Member and Cinelatino stockholders will own, together, approximately 73% of Hemisphere immediately following the closing (excluding the shares subject to forfeiture provisions and Azteca warrants).

        Hemisphere intends to apply for listing of the shares of Hemisphere Class A common stock on the NASDAQ Capital Market.

        Azteca's Board of Directors has unanimously approved the Merger Agreement and determined that the terms of the business combination are in the best interests of Azteca and its stockholders. Completion of the business combination, which is expected to occur in the first quarter of 2013, but no later than April 6, 2013, is subject to approval by Azteca's stockholders, as well as various regulatory approvals and other conditions.

        Deutsche Bank Securities Inc. and Maxim Group LLC are acting as capital markets and financial advisors to Azteca Acquisition Corporation. Morgan Stanley & Co. LLC is acting as financial advisor to

InterMedia Partners. Greenberg Traurig, LLP is acting as legal advisor to Azteca Acquisition Corporation, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal advisor to InterMedia Partners. Stan Budeshtsky is acting as a consultant to Azteca Acquisition Corporation.

        The description of the business combination contained herein is only a summary and is qualified in its entirety by the reference to the definitive agreements relating to the transaction, copies of which will be filed by Azteca with the Securities and Exchange Commission (SEC) as exhibits to a Current Report on Form 8-K.

About InterMedia Partners

        Founded in 1988 by Leo Hindery Jr., InterMedia Partners, LP is premised on the philosophy that by bringing extensive operating experience to media private equity, the fund could drive superior returns. Over the course of its seven funds, InterMedia has invested in cable television, broadcast television, print, programming, and broadband opportunities. InterMedia's Senior Partners have over 50 years of operating experience and, by making control investments, they are able to bring that knowledge base to bear on the acquired assets.

About InterMedia Español Holdings, LLC

        WAPA Television, founded in 1954, is Puerto Rico's leading broadcast station with the highest primetime and full day ratings in Puerto Rico. Headquartered in San Juan, WAPA Television is a full-power, independent station (Ch. 4) with island-wide coverage. WAPA Television produces the most local entertainment programming on the Island, and is Puerto Rico's news leader, offering over 30 hours per week of local news coverage produced by the largest and most-trusted news network on the island. WAPA America, the station's U.S. cable network arm, features WAPA Television's news and entertainment programming and is available in over 5 million U.S. homes, with carriage on all major cable, satellite and telco providers. For more information, visit www.wapa.tv, the leading broadband news and entertainment site for Puerto Ricans.

About Cine Latino, Inc.

        Cinelatino is the leading Spanish-language movie channel, with over 12 million subscribers on major cable, satellite and telco providers in the United States, Latin America and Canada. Cinelatino offers the largest selection of contemporary Spanish-language blockbusters and critically-acclaimed titles from Mexico, Latin America, Spain and the Caribbean. Cinelatino is jointly-owned by Cinema Aeropuerto, S.A. de C.V., an indirect, wholly-owned subsidiary of Grupo MVS, S.A. de C.V., InterMedia Partners and James McNamara.

About Grupo MVS, S.A. de C.V.

        Grupo MVS, S.A. de C.V. ("MVS") was founded in 1976, and is one of the largest media and telecommunications conglomerates in Mexico, with a presence in television, radio and publishing. Through its subsidiaries, MVS operates several cable channels in Mexico and throughout Latin America. In 2008, MVS partnered with DISH Network to create DISH Mexico, a satellite television service in Mexico, with currently over 1.8 million subscribers.

About Azteca Acquisition Corporation

        Azteca Acquisition Corporation is a special purpose acquisition company which raised approximately $100 million in its initial public offering in July 2011. Founded by Gabriel Brener and the team at Brener International Group, Azteca Acquisition Corporation was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. It currently has no operating businesses.

Caution Concerning Forward-Looking Statements

        This press release may contain certain statements about Azteca, Cinelatino, WAPA and Hemisphere that are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this press release may include statements about the expectations that the business combination can be effected before April 6, 2013, the date by which Azteca is required to consummate an initial business combination or commence liquidation, the expected effects on Azteca, Cinelatino, WAPA and Hemisphere of the proposed business combination, the anticipated timing and benefits of the business combination, the anticipated standalone or combined financial results of Azteca, Cinelatino, WAPA and Hemisphere and all other statements in this document other than historical facts. Without limitation, any statements preceded or followed by or that include the words "targets," "plans," "believes," "expects," "intends," "will," "likely," "may," "anticipates," "estimates," "projects," "should," "would," "expect," "positioned," "strategy," "future," or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of Azteca, Cinelatino, WAPA and Hemisphere (as the case may be) and are subject to uncertainty and changes in circumstance and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: (1) the ability to have the Registration Statement on Form S-4 declared effective with sufficient time to hold a meeting of the Azteca stockholders and warrantholders prior to April 6, 2013; (2) the satisfaction of the conditions to the business combination and other risks related to the completion of the business combination and actions related thereto; (3) the ability of Azteca, Cinelatino, WAPA and Hemisphere to complete the business combination on anticipated terms and schedule, including the ability to obtain stockholder or regulatory approvals of the business combination and related transactions; (4) risks relating to any unforeseen liabilities of Azteca, Cinelatino, WAPA and Hemisphere; (5) the amount of redemptions made by Azteca stockholders; (6) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; businesses and management strategies and the expansion and growth of the operations of Azteca, Cinelatino, WAPA and Hemisphere; (7) Cinelatino's and WAPA's ability to integrate successfully after the business combination and achieve anticipated synergies; the risk that disruptions from the transaction will harm Cinelatino's and WAPA's businesses; (8) Azteca's, Cinelatino's and WAPA's plans, objectives, expectations and intentions generally; and (9) other factors detailed in Azteca's reports filed with the U.S. Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K under the caption "Risk Factors." Forward-looking statements included herein are made as of the date hereof, and none of undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

Additional Information

        This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The Business Combination will be submitted to a vote of Azteca's stockholders and the proposed amendment to the Azteca warrants, which is a condition of the Business Combination, will be submitted to a vote of Azteca's warrantholders. In connection with the Business Combination, Hemisphere will file a registration statement on Form S-4 with the SEC. Such registration statement will include a proxy statement of Azteca that also constitutes a prospectus of Hemisphere, and will be sent to Azteca's stockholders and warrantholders. Stockholders and warrantholders of Azteca are urged to read the proxy statement and other documents filed with the SEC when they become available because they will contain important information about Azteca, Cinelatino, WAPA and Hemisphere and the proposed transactions. Stockholders will be able to obtain copies of these documents (when they are available) and other documents filed with the SEC with respect to Azteca, Cinelatino, WAPA and Hemisphere free of charge from the SEC's website at

www.sec.gov. These documents (when they are available) can also be obtained free of charge from Azteca upon written request to Investor Relations Department, Azteca Acquisition Corporation, 421 N. Beverly Drive, Ste. 300, Beverly Hills, California, 90210 or by calling Azteca at 310-553-7009.

Participants in the Solicitation

        Azteca, Cinelatino, WAPA and Hemisphere and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Azteca stockholders and warrantholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Azteca may be found in its Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on March 21, 2012. Information about the directors and executive officers of Cinelatino, WAPA and Hemisphere and the interests of these participants in the transaction will be included in the proxy statement when it becomes available.

Contact:

Media:
Patrick Scanlan, 212-381-1659
or
Azteca Acquisition Corporation
Gabriel Brener, 310-553-7009
or
InterMedia Partners
Anya Hoerburger, 212-503-2850

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  Exhibit 99.1